MUNIVEST
PENNSYLVANIA
INSURED
FUND





FUND LOGO





Semi-Annual Report

April 30, 1999




This report, including the financial information herein, is transmitted to the shareholders of MuniVest Pennsylvania Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.








MuniVest Pennsylvania
Insured Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIVEST PENNSYLVANIA INSURED FUND



The Benefits and
Risks of
Leveraging


MuniVest Pennsylvania Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


MuniVest Pennsylvania Insured Fund, April 30, 1999


DEAR SHAREHOLDER


For the six months ended April 30, 1999, the Common Shares of MuniVest Pennsylvania Insured Fund earned $0.359 per share income dividends, which included earned and unpaid dividends of $0.058. This represents a net annualized yield of 5.36%, based on a month-end per share net asset value of $13.52. Over the same period, the total investment return on the Fund's Common Shares was +1.38%, based on a change in per share net asset value from $13.70 to $13.52, and assuming reinvestment of $0.364 per share income dividends.

For the six-month period ended April 30, 1999, the Fund's Auction
Market Preferred Shares had an average yield of 2.96%.


The Municipal Market Environment
During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures off-set much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Also, long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.


Portfolio Strategy
During the last several months, we adopted a neutral investment strategy, since indicators pointed to a continuation of both benign inflation and healthy domestic economic growth. These favorable conditions led us to believe that long-term tax-exempt bond yields would remain trading within a somewhat narrow range. Therefore, we chose to focus on income-producing securities rather than on those issues with the potential for capital gains. We believed that coupon income could be the more significant segment for the Fund if the tax-exempt bond market performed as anticipated. Keeping shareholder income in mind, MuniVest Pennsylvania Insured Fund remained fully invested for most of the past several months, and we expect to maintain this position going forward.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current interest rate levels of 3.375% and 3.50% reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Shares. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniVest Pennsylvania Insured Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and
Portfolio Manager



June 1, 1999




After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniVest Pennsylvania Insured Fund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.





MuniVest Pennsylvania Insured Fund, April 30, 1999

PROXY RESULTS
During the six-month period ended April 30, 1999, MuniVest
Pennsylvania Insured Fund's Common Shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

                                                                            Shares Voted         Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Trustees:   Terry K. Glenn                           3,789,440                111,445
                                   Herbert I. London                        3,784,104                116,781
                                   Robert R. Martin                         3,783,028                117,857
                                   Andre F. Perold                          3,784,104                116,781
                                   Arthur Zeikel                            3,783,478                117,407

                                                                         Shares Voted      Shares Voted      Shares Voted
                                                                              For             Against           Abstain

2. To select Deloitte & Touche LLP as the Fund's independent auditors.      3,866,778          11,560           30,581

3. To approve an amendment to the Certificate of Designation of the Fund.   Adjourned        Adjourned         Adjourned

During the six-month period ended April 30, 1999, MuniVest
Pennsylvania Insured Fund's Preferred Shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

                                                                           Shares Voted          Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Board of Trustees: James H. Bodurtha, Terry K. Glenn,
   Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and
   Arthur Zeikel                                                                1,040                    0

                                                                         Shares Voted      Shares Voted      Shares Voted
                                                                              For             Against           Abstain

2. To select Deloitte & Touche LLP as the Fund's independent auditors.        1,029              11                0

3. To approve an amendment to the Certificate of Designation of the Fund.   Adjourned        Adjourned         Adjourned




QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30,
1999 were as follows:
                                          Percent of
S&P Rating/Moody's Rating                 Net Assets

AAA/Aaa                                      81.0%
AA/Aa                                         4.5
BBB/Baa                                       5.5
Other++                                       7.5

[FN]
++Temporary investments in short-term municipal securities.


MuniVest Pennsylvania Insured Fund, April 30, 1999


Portfolio Abbreviations


To simplify the listings of MuniVest Pennsylvania Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
PCR     Pollution Control Revenue Bonds
RITES   Residual Interest Tax-Exempt Securities
RITR    Residual Interest Trust Receipts
S/F     Single-Family
VRDN    Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
                   S&P       Moody's   Face                                                                      Value
STATE            Ratings    Ratings   Amount  Issue                                                            (Note 1a)
Pennsylvania--     BBB-     Baa2     $ 1,670  Allegheny County, Pennsylvania, IDA, Environmental Improvement,
98.5%                                         Revenue Refunding Bonds (USX Corp.), 5.60% due 9/01/2030           $ 1,671

                   AAA      Aaa        1,500  Allegheny County, Pennsylvania, Sanitation Authority, Sewer
                                              Revenue Bonds, RITR, Series 20, 6.37% due 12/01/2024 (g)             1,569

                   AAA      NR*        1,600  Altoona, Pennsylvania, City Water Authority, Revenue
                                              Refunding Bonds, Series A, 6.50% due 11/01/2004 (c)(f)               1,829

                   AAA      Aaa        2,550  Berks County, Pennsylvania, GO, Refunding, 5.85% due
                                              11/15/2018 (c)                                                       2,715

                   AAA      Aaa        2,550  Blair County, Pennsylvania, Hospital Authority Revenue Bonds
                                              (Altoona Hospital Project), RITES, 6.375% due 7/01/2013 (b)(g)       2,765

                   AAA      Aaa        2,000  Delaware County, Pennsylvania, IDA, PCR, Refunding
                                              (Philadelphia Electric Company Project), Series A, 7.375%
                                              due 4/01/2021 (b)                                                    2,160

                   AAA      Aaa        4,500  Delaware Valley, Pennsylvania, Regional Finance Authority,
                                              Local Government Revenue Bonds, Series A, 5.50% due
                                              8/01/2028 (b)                                                        4,829

                   NR*      Aaa        2,000  Erie, Pennsylvania, Sewer Authority, Revenue Refunding
                                              Bonds, Series A, 5% due 6/01/2018 (b)                                1,978

                   AAA      Aaa        3,280  Johnstown, Pennsylvania, GO, Refunding, 6.45% due 10/01/2019 (c)     3,633

                                              Lehigh County, Pennsylvania, General Purpose Authority
                                              Revenue Bonds:
                   NR*      Aaa        2,000    (Lehigh Valley Health Network), Series C, 5%
                                                due 7/01/2028 (e)                                                  1,920
                   AAA      Aaa        3,000    (Saint Lukes Hospital--Bethlehem), 6.25% due 7/01/2022 (b)         3,249

                   AAA      Aaa        3,000  Lehigh County, Pennsylvania, IDA, PCR, Refunding
                                              (Pennsylvania Power and Light Company Project), Series A,
                                              6.40% due 11/01/2021 (e)                                             3,287

                   AAA      Aaa        3,000  Luzerne County, Pennsylvania, IDA, Exempt Facilities
                                              Revenue Refunding Bonds (Pennsylvania Gas and Water Company
                                              Project), AMT, Series A, 7% due 12/01/2017 (b)                       3,420

                   AAA      Aaa        1,000  Northeastern, Pennsylvania, Hospital and Educational
                                              Authority, College Revenue Bonds (Luzerne County Community
                                              College), 6.625% due 2/15/2005 (b)(f)                                1,130

                   BBB      Baa2       2,500  Pennsylvania Economic Development Financing Authority,
                                              Wastewater Treatment Revenue Bonds (Sun Company Inc.--R & M
                                              Project), AMT, Series A, 7.60% due 12/01/2024                        2,824

                   AA+      Aa2        1,000  Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT,
                                              Series 60A, 5.85% due 10/01/2027                                     1,043

                   AA+      Aa2        2,500  Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds,
                                              AMT, Series 39B, 6.875% due 10/01/2024                               2,613

                   AAA      Aaa        3,000  Pennsylvania State, GO, Second Series, 5% due 8/01/2018 (c)          2,985

                   AAA      Aaa        4,000  Pennsylvania State Higher Educational Assistance Agency,
                                              Student Loan Revenue Bonds, AMT, Series C, 7.15% due
                                              9/01/2021 (b)                                                        4,493

                   AAA      Aaa        2,000  Pennsylvania State Higher Educational Facilities
                                              Authority Revenue Bonds (UPMC Health System), Series A,
                                              5% due 8/01/2029 (d)                                                 1,919

                   A1+      NR*        1,600  Pennsylvania State Higher Educational Facilities Authority,
                                              Revenue Refunding Bonds (Carnegie Mellon University), VRDN,
                                              Series A, 4.20% due 11/01/2025 (a)                                   1,600

                                              Pennsylvania State Turnpike Commission, Oil Franchise
                                              Tax Revenue Bonds (b):
                   AAA      Aaa        1,300    Senior Series A, 4.75% due 12/01/2027                              1,217
                   AAA      Aaa        1,480    Sub-Series B, 4.75% due 12/01/2027                                 1,386

                   A1+      NR*          300  Philadelphia, Pennsylvania, Authority for IDR (Fox Chase
                                              Cancer Center Project), VRDN, 4.25% due 7/01/2025 (a)                  300

                   AAA      Aaa        5,125  Philadelphia, Pennsylvania, Authority for Industrial
                                              Development, Lease Revenue Bonds (City of Philadelphia
                                              Project), Series A, 5.375% due 2/15/2027 (e)                         5,236

                   AAA      Aaa        2,675  Philadelphia, Pennsylvania, GO, 5% due 3/15/2028 (d)                 2,599

                   AAA      Aaa        1,000  Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
                                              First Series B, 5% due 7/01/2028 (d)                                   972

                                              Philadelphia, Pennsylvania, Hospitals and Higher
                                              Education Facilities Authority, Hospital Revenue Bonds
                                              (Children's Hospital of Philadelphia Project),VRDN (a):
                   A1+      VMIG1++    1,100    4.20% due 3/01/2027                                                1,100
                   A1+      VMIG1++    1,000    Series A, 4.20% due 3/01/2027                                      1,000

                   AAA      Aaa        3,000  Philadelphia, Pennsylvania, Hospitals and Higher
                                              Educational Facilities Authority, Revenue Refunding Bonds
                                              (Jefferson Health System), Series A, 5.125% due 5/15/2018 (b)        2,969

                   AAA      Aaa        2,000  Philadelphia, Pennsylvania, Water and Wastewater Revenue
                                              Bonds, Series A, 5% due 8/01/2017 (b)                                1,983

                   AAA      Aaa        1,000  Philadelphia, Pennsylvania, Water and Wastewater Revenue
                                              Refunding Bonds, 5% due 6/15/2019 (e)                                  983

                   AAA      Aaa        2,655  Pittsburgh, Pennsylvania, GO, 5.125% due 9/01/2015 (b)               2,699

                   A1+      NR*        2,200  Schuylkill County, Pennsylvania, IDA, Resource Recovery
                                              Revenue Refunding Bonds (Northeastern Power Company), VRDN,
                                              Series A, 4.10% due 12/01/2022 (a)                                   2,200

                   AAA      Aaa        2,525  Southeastern Pennsylvania Transportation Authority,
                                              Special Revenue Bonds, 5.375% due 3/01/2022 (c)                      2,580

                   Total Investments (Cost--$76,924)--98.5%                                                       80,856

                   Other Assets Less Liabilities--1.5%                                                             1,231
                                                                                                                 -------
                   Net Assets--100.0%                                                                            $82,087
                                                                                                                 =======


                (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
                (b)AMBAC Insured.
                (c)FGIC Insured.
                (d)FSA Insured.
                (e)MBIA Insured.
                (f)Prerefunded.
                (g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
                  *Not Rated.
                 ++Highest short-term rating by Moody's Investors Service, Inc.


                   See Notes to Financial Statements.



MuniVest Pennsylvania Insured Fund, April 30, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 1999
Assets:             Investments, at value (identified cost--$76,924,058) (Note 1a)                          $ 80,856,110
                                                                                                            ------------
                    Cash                                                                                          75,295
                    Interest receivable                                                                        1,255,043
                    Prepaid expenses and other assets                                                              7,996
                                                                                                            ------------
                    Total assets                                                                              82,194,444
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1e)                                  $     52,697
                      Investment adviser (Note 2)                                                36,079           88,776
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        18,400
                                                                                                            ------------
                    Total liabilities                                                                            107,176
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 82,087,268
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (1,100 shares
                      of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 27,500,000
                      Common Shares, par value $.10 per share (4,037,179 shares
                      issued and outstanding)                                              $    403,718
                    Paid-in capital in excess of par                                         55,962,716
                    Undistributed investment income--net                                        295,148
                    Accumulated realized capital losses on investments--net (Note 5)         (6,006,366)
                    Unrealized appreciation on investments--net                               3,932,052
                                                                                           ------------
                    Total--Equivalent to $13.52 net asset value per
                    Common Share (market price--$13.0625)                                                     54,587,268
                                                                                                            ------------
                    Total capital                                                                           $ 82,087,268
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 1999
Investment          Interest and amortization of premium and discount earned                                $  2,226,969
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    205,636
                    Commission fees (Note 4)                                                     33,669
                    Professional fees                                                            30,941
                    Accounting services (Note 2)                                                 27,447
                    Transfer agent fees                                                          16,162
                    Printing and shareholder reports                                             12,094
                    Trustees' fees and expenses                                                  11,224
                    Listing fees                                                                  7,804
                    Custodian fees                                                                3,542
                    Pricing fees                                                                  3,008
                    Other                                                                         7,598
                                                                                           ------------
                    Total expenses                                                                               359,125
                                                                                                            ------------
                    Investment income--net                                                                     1,867,844
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            297,931
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (1,021,995)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  1,143,780
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.


MuniVest Pennsylvania Insured Fund, April 30, 1999


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six          For the
                                                                                           Months Ended       Year Ended
                                                                                             April 30,        October 31,
                    Increase (Decrease) in Net Assets:                                          1999             1998
Operations:         Investment income--net                                                 $  1,867,844     $  3,809,601
                    Realized gain on investments--net                                           297,931        2,250,971
                    Change in unrealized appreciation on investments--net                    (1,021,995)        (555,716)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,143,780        5,504,856
                                                                                           ------------     ------------
Dividends to        Investment income--net:
Shareholders          Common Shares                                                          (1,470,475)      (2,877,458)
(Note 1e):            Preferred Shares                                                         (405,361)        (932,382)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (1,875,836)      (3,809,840)
                                                                                           ------------     ------------
Capital Share       Value of shares issued to Common Shareholders in
Transactions        reinvestment of dividends                                                   111,857           56,450
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   ( 620,199)       1,751,466
                    Beginning of period                                                      82,707,467       80,956,001
                                                                                           ------------     ------------
                    End of period*                                                         $ 82,087,268     $ 82,707,467
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    295,148     $    303,140
                                                                                           ============     ============


                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.          Months Ended
                                                                   April 30,       For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                             1999        1998       1997        1996        1995
Per Share           Net asset value, beginning of period          $  13.70   $  13.28   $  12.68    $  12.91    $  11.54
Operating                                                         --------   --------   --------    --------    --------
Performance:        Investment income--net                             .45        .94        .95         .97        1.01
                    Realized and unrealized gain (loss)
                    on investments--net                               (.17)       .42        .59        (.23)       1.37
                                                                  --------   --------   --------    --------    --------
                    Total from investment operations                   .28       1.36       1.54         .74        2.38
                                                                  --------   --------   --------    --------    --------
                    Less divdends from investment income--
                    net to Common Shareholders                        (.36)      (.71)      (.71)       (.73)       (.75)
                    Effect of Preferred Share activity:
                      Dividends to Preferred Shareholders:
                      Investment income--net                          (.10)      (.23)      (.23)       (.24)       (.26)
                                                                  --------   --------   --------    --------    --------
                    Net asset value, end of period                $  13.52   $  13.70   $  13.28    $  12.68    $  12.91
                                                                  ========   ========   ========    ========    ========
                    Market price per share, end of period         $13.0625   $ 13.875   $  12.25    $ 11.625    $ 11.875
                                                                  ========   ========   ========    ========    ========

Total Investment    Based on market price per share                 (3.29%)++  19.62%     11.80%       3.98%      16.58%
Return:**                                                         ========   ========   ========    ========    ========
                    Based on net asset value per share               1.38%++    8.95%     11.12%       4.32%      19.44%
                                                                  ========   ========   ========    ========    ========

Ratios to Average   Expenses, net of reimbursement                    .87%*      .86%       .88%        .90%        .83%
Net Assets:***                                                    ========   ========   ========    ========    ========
                    Expenses                                          .87%*      .86%       .88%        .90%        .95%
                                                                  ========   ========   ========    ========    ========
                    Investment income--net                          4.54%*      4.66%      4.77%       4.91%       5.33%
                                                                  ========   ========   ========    ========    ========

Supplemental        Net assets, net of Preferred Shares,
Data:               end of period (in thousands)                  $ 54,587   $ 55,207   $ 53,456    $ 51,050    $ 51,867
                                                                  ========   ========   ========    ========    ========
                    Preferred Shares outstanding, end of
                    period (in thousands)                         $ 27,500   $ 27,500   $ 27,500    $ 27,500    $ 27,500
                                                                  ========   ========   ========    ========    ========
                    Portfolio turnover                              19.64%     60.37%     61.03%     113.65%      73.19%
                                                                  ========   ========   ========    ========    ========

Leverage:           Asset coverage per $1,000                     $  2,985   $  3,008   $  2,944    $  2,856    $  2,886
                                                                  ========   ========   ========    ========    ========

Dividends           Investment income--net                        $    369   $    848   $    837    $    879    $    966
Per Share on                                                      ========   ========   ========    ========    ========
Preferred Shares
Outstanding:

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.


MuniVest Pennsylvania Insured Fund, April 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest Pennsylvania Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MVP. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $15,375,027 and $20,704,109, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments          $      297,931  $   3,932,052
                               --------------   ------------
Total                          $      297,931  $   3,932,052
                               ==============  =============

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $3,932,052, of which $4,004,277 related to appreciated securities and $72,225 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $76,924,058.


4. Capital Shares Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of the holders of Common Shares.

Common Shares

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 increased by 8,203 and 4,120, respectively, as a result of dividend reinvestment.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1999 was 3.50%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $16,699 as commissions.


5. Capital Loss Carryforward:
At October 31, 1998, the Fund had a net capital loss carryforward of approximately $5,878,000, of which $1,807,000 expires in 2002, $3,117,000 expires in 2003 and $954,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 6, 1999, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.058103 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.



MuniVest Pennsylvania Insured Fund, April 30, 1999


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



YEAR 2000 ISSUES


Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Vice President
Alice A. Pellegrino, Secretary


Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary of MuniVest Pennsylvania Insured Fund have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard and Mr. Mandel well in their retirements.


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Whitehall Bank &Trust Company
One State Street
New York, NY 10004


NYSE Symbol
MVP